"RENT-TO-OWN" LEASE PROGRAM

                             MASTER LEASE AGREEMENT
                              Lease No. 3822071(A)

      THIS LEASE, made this 26 day of December, 1996, by and between MAJOR FLEET & LEASING CORP. (MFL) ["Lessor") a corporation, having its principal place of business at 55-19 Northern Boulevard, Woodside, NY 11377; and Nissko Telecom LTD. ("Lessee") having its principal place of business at, 7 West 45th Street 10th FI New York N.Y. 10036

                                WITNESSETH:

      For and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

      1. LEASE. MFL hereby leases to Lessee, and Lessee hereby leases from MFL, all machinery and equipment (collectively, the "Leased Property") described in one or more Equipment Schedules (Exhibits(s)(A)("the Equipment') entered into under this Agreement. Each Equipment Schedule shall be a separate lease on the terms of this Agreement. In the event of any inconsistency between the terms of this Agreement and any Equipment Schedule the terms of the Equipment Schedule shall govern.

      This master lease is intended to apply to the following Equipment, each item of which Equipment shall become the object of a separate Equipment Schedule, as referred to above, upon the delivery of said item of Equipment:

      The leased property includes various software to be provided by MFL and licensed by MFL for use by the Lessee on a month-to-month basis. In the event that the lessee is in default of any of the terms of this lease, MFL shall no longer be obligated to provide any updating of its licensed software and any license provided to the lessee shall immediately expire upon notice of MFL to the lessee of said default Such default by lessee does not waive any obligations for payment under this lease agreement (see paragraph 16).

      2. TERM OF MASTER LEASE AGREEMENT. This Agreement shall be effective as of the date above, and may be terminated upon 90 days' written notice by MFL Any notice of termination may not be revoked without the written consent by MFL. Any such termination shall not relieve the parties of their obligations with respect to any Equipment outstanding or Equipment Schedule in effect at the date of such termination.

      2.(A) TERM OF EQUIPMENT LEASE. The lease term for all Equipment on a particular Equipment Schedule shall be the number of months specified in such Equipment Schedule ("Initial. Term"). The initial Term shall begin on the first of the month following the installation date. Major will not be liable for transportation delays.

      3. RENTAL PAYMENTS. The total rental payments due under this master lease shall be in the total sum of which is specified in the equipment schedule exhibit "A", which sum shall be paid monthly in accordance with the various equipment schedules referred to in paragraph 1.

      4. LESSEE'S USE OF THE LEASED PROPERTY. Lessee shall use the Leased Property in a careful and proper manner and shall comply with and conform to all laws, ordinances and regulations which relate in any manner to the possession, use or maintenance of the Leased Property. Upon MFL's demand, Lessee shall prominently affix to the Leased Property labels, plates or other markings supplied by MFL, stating that the Leased Property is owned by MFL.

      5. LESSEE'S INSPECTION OF THE LEASED PROPERTY. Lessee shall inspect the Leased Property within forty eight (48) hours after receiving it. Unless Lessee gives written notice to the MFL within this time, specifying any defect or other objection to the Leased Property, Lessee agrees that it shall be conclusively presumed, as between the Lessee and MFL, that the Lessee has My inspected and acknowledged that the Leased Property is in good condition and repair, and the Lessee is satisfied therewith and has accepted the Leased Property in such good condition and repair.

      6. MFL'S RIGHT TO INSPECT THE LEASED PROPERTY. NFL shall have the right during normal business hours to enter into and upon the premises where the Leased Property is located for the purpose of inspecting the same or observing its use.

      7. ALTERATIONS PROHIBITED. Lessee shall not make any alterations, additions or improvements to the Leased Property, without the prior written consent of the MFL. All additions and improvements made to the Leased Property shall belong to and become the property of the MFL upon the expiration of the Lease.

      8. LESSEE'S OBLIGATION TO REPAIR. Lessee, at its own cost and expense, shall keep the Leased Property in good repair, condition and working order and shall furnish any and all parts, mechanisms and devices required to keep the equipment in good mechanical and working order,

      9. RISK OF LOSS. Lessee hereby assumes and agrees to bear the entire risk of loss and damage to the Leased Property from any cause whatsoever. No loss or damage to the Leased Property or any part thereof shall impair or lessen any of Lessees obligations under this Lease, which shall continue in full force and effect.

      In the event of loss or damage of any kind whatever to the Leased Property, the Lessee shall, at Mil's sole option:

      (I) Place the Leased Property in good repair, condition and working order, or

      (ii) Replace the Leased Property with like property in good repair, condition and working order,

      10. SURRENDER OF LEASED PROPERTY. Upon the expiration of the lease, with respect to any item of the Leased Property, the Lessee shall return the same to MFL in good repair, condition and working order, ordinary wear and tear excepted, in the Mowing manner

      (a) By delivering the item of Leased Property at Lessee's cost and expense to such place as MFL shall specify-, or

      (b) By loading such item of Leased Property at Lessees cost and expense on board such carrier as MFL shall specify and shipping the same, freight collect, to the place designated by MFL.

      11. INSURANCE. Lessee shall keep the Leased Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof as determined by MFL; and shall carry public liability and property damage insurance covering the Leased Property. All of the aforesaid insurance shall be in form and amount and with companies approved by NO, and shall be in the joint names of MFL and Lessee. Lessee shall pay the premiums therefor and deliver said policies, or duplicates thereof, to MFL. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to NOT, that it will give MFL thirty (30) days written notice before the policy in question shall be altered or canceled. The proceeds of such insurance, at the option of MFL, shall be applied (a) toward the replacement, restoration or repair of the Leased Property, or (b) toward payment of the obligations of Lessee hereunder. Lessee hereby appoints MFL as Lessees attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for, loss or damage under any said insurance policy.

      5. LESSEE'S INSPECTION OF THE LEASED PROPERTY. Lessee shall inspect the Leased Property within forty eight (48) hours after receiving it. Unless Lessee gives written notice to the MFL within this time, specifying any defect or other objection to the Leased Property, Lessee agrees that it shall be conclusively presumed, as between the Lessee and MFL, that the Lessee has fully inspected and acknowledged that the Leased Property is in good condition and repair, and the Lessee is satisfied therewith and has accepted the Leased Property in such good condition and repair.

      6. MFL's RIGHT TO INSPECT THE LEASED PROPERTY. MFL shall have the right during normal business hours to enter into and upon the premises where the Leased Property is located for the purpose of inspecting the same or observing its use.

      7. ALTERATIONS PROHIBITED. Lessee shall not make any alterations, additions or improvements to the Leased Property, without the prior written consent of the MFL. All additions and improvements made to the Leased Property shall belong to and become the property of the MFL upon the expiration of the Lease.

      8. LESSEE'S OBLIGATION TO REPAIR Lessee, at its own cost and expense, shall keep the Leased Property in good repair, condition and working order and shall furnish any and all parts, mechanisms and devices required to keep the equipment in good mechanical and working order.

      9. RISK OF LOSS. Lessee hereby assumes and agrees to bear the entire risk of loss and damage to the Leased Property from any cause whatsoever. No loss or damage to the Leased Property or any part thereof shall impair or lessen any of Lessee's obligations under this Lease, which shall continue in full force and effect.

      In the event of loss or damage of any kind whatever to the Leased Property, the Lessee shall, at MFL's sole option:

            (1) Place the Leased Property in good repair, condition and working order, or

            (ii) Replace the Leased Property with like property in good repair, condition and working order,

      10. SURRENDER OF LEASED PROPERTY. Upon the expiration of the lease, with respect to any item of the Leased Property, the Lessee shall return the same to MFL in good repair, condition and working order, ordinary wear and tear excepted, in the following manner

            (a) By delivering the item of Leased Property at Lessee's cost and expense to such place as MFL shall specify-, or

            (b) By loading such item of Leased Property at Lessee's cost and expense on board such carrier as NFL shall specify and shipping the same, freight collect, to the place designated by MFL.

      11. INSURANCE. Lessee shall keep the Leased Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof as determined by NM, and shall carry public liability and property damage insurance covering the leased Property. All of the aforesaid insurance shall be in form and amount and with companies approved by MFL, and shall be in the joint names of MFL and Lessee. Lessee shall pay the premiums therefor and deliver said policies, or duplicates thereof, to MFL Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to MFL, that it will give MFL thirty (30) days written notice before the policy in question shall be altered or canceled. The proceeds of such insurance, at the option of MFL, shall be applied (a) toward the replacement, restoration or repair of the Leased Property, or (b) toward payment of the obligations of Lessee hereunder. Lessee hereby appoints MFL as Lessees attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for, loss or damage under any said insurance policy.

      12. TAXES. Lessee shall keep the Leased Property five and clear of all levies, liens and encumbrances and shall pay all license fees, registration fees, assessments, charges and taxes (municipal, state and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, sale, possession or use of the Leased Property, excluding, however, all taxes on or measured by MFL's income.

      13. WARRANTIES. MFL MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE LEASED PROPERTY, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE.

      14. INDEMNITY. Lessee shall indemnify MFL against, and hold MFL harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of connected with, or resulting from the Leased Property, including without limitation the manufacture, selection, delivery, possession, use operation or return of the Leased Property.

      15. SECURITY. As security for the prompt and full payment of the rent, and the faithful and timely performance of all provisions of this lease, and any extension or renewal thereof, on its part to be performed, Lessee has pledged and deposited with MFL the amount of which is found in the "Equipment Schedule". In the event any default shall be made in the performance of any of the covenants on the part of the Lessee herein contained with respect to any item or items of the Leased Property, MFL shall have the right, but not the duty, to apply said security to the curing of such default. Any such application by MFL shall not be a defense to any action by MFL arising out of said default; and, upon demand, Lessee shall restore said security to the full amount set forth above. Upon the expiration of this Lease, or any extension or renewal thereof, provided Lessee has paid all of the rent herein called for and fully performed all of the other provisions of this Lease on its part to be performed, MFL will return to Lessee any then remaining balance of said security.

      16. DEFAULT. If Lessee and/or personal guarantor, with regard to any item or items of Leased Property, fails to pay any rent or other amount herein provided with ten (10) days after the same is due and payable, or if Lessee with regard to any item or items of Leased Property fails to observe, keep or perform any other provision of this Lease required to be observed, kept or performed by Lessee, MFL shall have the right to exercise any one or more of the following remedies:

            (a) To declare the entire amount of rent hereunder immediately due and payable as to any or all items of Leased Property, without notice or demand to Lessee.

            (b) To sue lessee and/or personal guarantor for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to any or all items of Leased Property.

            c) To take possession of any or all items of equipment, without demand or notice, wherever same may be located, without any court order or other process of law. Lessee hereby waives any and all damages occasioned by such taking of possession. Any said taking of possession shall not constitute a termination of this Lease as to any or all items of Leased Property unless MFL expressly so notifies Lessee in writing.

            (d) To terminate this Lease as to any or all items of Leased
      Property.

            (e) To pursue any other remedy at law or in equity, including those set forth in the Uniform Commercial Code.

      Notwithstanding any said repossession, or any other action which MFL may take, Lessee shall be and remain liable for the full performance of all obligations on the part of Lessee to be performed under this Lease.

      All such remedies am cumulative, and may be exercised concurrently or separately.

      17. GUARANTOR. By signing below, the personal guarantor(s) and/ or the corporate guarantor(s) of this lease hereby guarantees each and every obligation of the Lessee contained herein. MFL shall not be required to exhaust any remedies it may have against the Lessee named herein before proceeding against the guarantor(s).

      18. MFL's EXPENSES. Lessee shall pay MFL all costs and expenses, including reasonable attorneys' fees, incurred by MFL in exercising any of its fights or remedies hereunder or in enforcing any of the terms, conditions, and provisions hereof

      19. PROHIBITION UPON ASSIGNMENT. Without the prior written consent of MFL, Lessee shall not (a) assign. transfer, pledge or hypothecate this lease, the Leased Property or any part thereof, or any interest therein, or (b) sublet or lend the Leased Property or any part thereof, or permit the Leased Property or any part thereof to be used by anyone other than Lessee or Lessee's employees. Consent to any of the foregoing prohibited acts applies only in the given instance; and is not a consent to any subsequent like act by Lessee or any other person.

      Subject always to the foregoing, this lease inures to the benefit of, and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

      20. MFL's ASSIGNMENT. It is understood that MFL contemplates assigning this lease or mortgaging the Leased Property, and that said assignee may assign the same. All rights of MFL hereunder may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. If MFL assigns this Lease or the rentals due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by MFL hereunder or pursuant to any other agreement between MFL or Lessee, should there be one, shall excuse performance by Lessee of any provision hereof. No such assignee shall be obligated to perform any duty, covenant or condition required to be performed by MFL under the terms of this Lease.

      21. SECURITY INTEREST. The lessee hereby grants and creates a security interest in favor of the lessor in the "leased property" described above. This agreement shall constitute a security agreement under the New York Uniform Commercial Code and the secured party (the lessor) is hereby authorized by the debtor (lessee) to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by secured party(lessor).

      22. OWNERSHIP. The Leased Property is, and shall at all times be and remain, the sole and exclusive property of MFL; and the Lessee shall have no right, tide or interest therein or thereto except as expressly set forth in this Lease.

      23. PERSONAL PROPERTY. The Leased Property is, and shall at all times be and remain, personal property notwithstanding that the Leased Property or any part thereof may be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereof, or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise.

      24. LATE CHARGES AND INTEREST. Should Lessee fail to pay any part of the rent herein reserved or any other sum required to be paid to MFL by Lessee within ten (10) days after the due date thereof, Lessee shall pay unto MFL a late charge of five cents (.05) for each one dollar ($ 1.00) of said monthly rent or other sum which shall be delinquent.

      25. OFFSET. Lessee hereby waives any and all existing and future claims, and offsets, against any rent or other payments due hereunder, and agrees to pay the rent and other amounts hereunder regardless of any offset or claim which may be asserted by Lessee or on its behalf

      26. NON-WAIVER. No covenant or condition of the Lease can be waived except by the written consent of the MFL, Forbearance or indulgence by NFL in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee to which the same may apply, and, until complete performance by Lessee of said covenant or condition, MFL shall be entitled to invoke any remedy available to MFL under this Lease or by law or in equity despite said forbearance or indulgence.

      27. ENTIRE AGREEMENT. This instrument constitutes the entire agreement between MFL and Lessee; and it shall not be amended, altered or changed except by a written agreement signed by the parties hereto.

      28. NOTICES. Service of all notices under this agreement shall be sufficient if given personally or mailed to the party involved at its respective address hereinbefore set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

      29. TITLES. The titles to the paragraphs of this Lease am solely for the convenience of the parties, and am not an aid in the interpretation of the instrument.

      30. TIME. Time is of the essence of this Lease and each and all of its provisions.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the date written below.

Dated: 12/26/97

                           MAJOR FLEET & LEASING CORP.

                           By: /s/ Andrew Harrison, EVP
                              ----------------------------
                               Andrew Harrison, EVP

                           LESSEE
                           NISSKO TELECOM ASSOCIATES

                           By:/s/ Avi Nissanian
                              ----------------------------
                              Avi Nissanian, Pres.


PERSONAL GUARANTOR                        CORPORATE GUARANTOR

By:                                       By

By:

                 "Major" Capital Technology Management Services
                            Computer Rental Services

                                    EXHIBIT B

                            Certificate of Acceptance

Pursuant to the Master Lease Agreement ( the "Agreement ") made by and between the undersigned Lessee and Major Fleet and Leasing Corp. Computer Leasing Division, Lessee (a) certifies and warrants that all Equipment Schedule No. 65465484 (the "Equipment") has been delivered and inspected, and (b) accepts the Equipment for all purposes under the Master Lease Agreement.

LESSEE:

By: /s/ Avi Nissanian
    ------------------------
      Name: Avi Nissanian
       Title:  President

                  Major Capital Technology Management Services
                            Computer Rental Services

      Purchase Option Lessor does hereby grant to Lessee the option to purchase the above referenced equipment on an as is basis. WHERE IS basis, at the expiration of the initial Term, provided the Leases is not then in default under this agreement or any other agreement with the Lessor. This option may be exercised by Lessee upon giving not less than thirty (30) days prior written notice to lessor, and accompanied by the purchase option price of $1.00 plus application taxes.

      Required Document: Lessee shall provide the following documents prior to the Initial Term: an executed Master Agreement, Equipment Schedule, Electronic Funds Transfer Agreement, and Certificate of Acceptance.

      Lease Commencement Date: December 26, 1996 (to be filled in by lessor)

Documentation Fee:        $50.00

      In witness whereof, the parties have caused the Agreement to be executed by their duly authorized representatives as of the date first above-written.

       LESSEE:                            LESSOR:

       Major Fleet and Leasing Corp.

       By:   /s/ Avi Nissanian            By:
             Name: Avi Nissanian          Name:
             Title: President             Title:

                                   EXHIBIT"A"

                               Equipment Schedule

Invoice No. 65465484                            Lease Number 3822071 (A)

Major Fleet and Leasing Corp. Computer Leasing Division (" Lessor") and Nissko Telecom Ltd. ("Leasee") are parties to a Master Equipment Lease Agreement dated as of December 26, 1996 (the "Agreement"). This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into the Schedule. All initially-capitalize terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

Payment Term: 18 Months
Monthly Rental Payment: $9103.17
Total Amount Financed: $143,866.33
Lease - Name and Address for Notices/Invoices:

Lessor - name and Address for Notices:.
Major Fleet and Leasing Corp.
Computer Rental Services Address:
55-19 Northern Blvd City: Woodside St.: NY    Zip: 11377

                                   SYSTEM A

             Description/Model No             Rate          Qty       Total
              Info Systems- Mfg

  DT1- DIGITAL SWITCHBOARD 24 CHANNELS TI    $34,495.00      1      $38,495.00
  INTERFACE
  TVI - TALKIE VER 4.13 SOFTWARE                   0.00      1      1    0.00
  AN1 -ANALOG ADD-ON CHANNELS                    695.00     24      16,680.00
  SA1 - SPLIT ACCESS UNIT                      3,695.00      2       7,390.00
  UP1 - UPS 1400 VA                            1,425.00      1       1,425.00
  EM1 - ENCODER MODEL RX//1 1 OHP4+REDANDENT   5,255.00      4      21,020.00
  KCL
  KL - KLM1 UNITS                                  0.00      1           0.00
  VC1 -VOICE CIRCUITS LOW BIT KVC-3 FXS        2,225.00     24      53,400.00
  VC2 -VOICE CIRCUITS LOW BIT KVC-3 FXO        2,050.00     24      49,200.00

                                December 26, 1996

FIDELITY HOLDINGS, INC

C.C.O.A.
80-02 Kew Gardens Rd.,Cellular Credit Corp. of America
Suite 5000       P.O. Box 300726
Kew Gardens
New York 11415   Jamaica, NY 11430-0726

Tel: 718.520.6500
Fax: 718.793.4830

E-mail: -info 0 talkie.com
FDHG-NASDAQ BB

                       STATEMENT OF ACCOUNT

Invoice No.     65465495   $125,800.00       Jamaica-1     12/23/96
                65465496    125,800.00       Jamaica-2     12/23/96

                65465497      61,810.00      Jamaica-3     12/23/96

Total Invoices                    $313,410.00
Balance Due                       $313,410.00

Prepared for Computer Business Sciences, Inc.

By: /s/ Solisha Alexander
Solisha Alexander-Asst. Comptroller

Computer Business Sciences, Inc.                                         Invoice
80-02 Kew Gardens Rd., Suite 5000
Kew Gardens, NY 11415                                       DATE    INVOICE NO.
                                                            12/19/96   65465484

      BILL TO                                                SHIP TO

Nissko Telecom LTD for Allied Research & Development Co. Ltd 4 Levontin Street Tel Aviv 65111 Israel

P.O. NO.          TERMS         REP      SHIP VIA       FOB            PROJECT

                                                                        Israel-1

ITEM           DESCRIPTION                 QTY          RATE        AMOUNT

DT1     DIGITAL SWITCHBOARD 24 CHANNELS TI             1   38,495.00   38,495.00
        INTERFACE,
TV1     TALKIE VER 4.13 SOFTWARE                                0.00        0.00
ANI     ANALOG ADD-ON CHANNELS                        24      695.00   16,680.00
SA1     SPLIT ACCESS UNIT                              2    3,695.00    7,390.00
UP1     UPS 1400 VA                                    1    1,425.00    1,425.00
EM1     ENCODER MODEL RX2/1 1 OHP4+REDANDENT           4    5,255.00   21,020.00
        KCL &
KL      KLM 1 UNITS                                             0.00        0.00
VC1     VOICE CIRCUITS LOW SIT KVC-3 FXS              24    2,225.00   53,400.00
VC2     VOICE CIRCUITS LOW BIT KVC-3 FXO              24    2,050.00   49,200.00
Disc    Master Agent Discount                              -1,810.00   -1,810.00


              Nissko/Allied Acceptance:

              By: /s/ Avi Nissanian
                  --------------------------
                  Avi Nissanian, President


We appreciate your valued business


                                                               Total
                                                               $185,800.00